INDEPENDENT AUDITORS' CONSENT
                         -----------------------------





The Board of Directors and Stockholders
Viatel, Inc. and Subsidiaries:



We consent to the reference to our firm under the heading "Selected Financial Data" in the Annual Report on Form 10-K of Viatel, Inc. for the year ended December 31, 1996




                                                 /s/ EDWARD ISAACS & COMPANY LLP







New York, New York
March 27, 1997